UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported October 01, 2010

BLACKBIRD PETROLEUM CORPORATION

 (Name of Small Business issuer in its charter)

                 NEVADA                                000 – 53335

20-5965988

     (State or other jurisdiction of            (Commission File No.)

(IRS Employer

      incorporation or organization)

 Identification No.)

1630 York Avenue

Main Floor

New York, New York 10028

(Address of principal executive offices)

Registrant’s telephone number (646) 334-2859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Changes to the Board of Directors

The following sets forth the names of the newly appointed director and executive officer of Blackbird Petroleum Corporation (the “Company”), and the principal positions with the Company held by such person. The directors serve until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions due to the limited scope of its operations in the past, but plans to establish some or all of such committees in the future. All such applicable functions have been performed by the Board of Directors as a whole. There are no family relationships among any of the directors or executive officers.

There are no material proceedings known to the Company to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any affiliate of such persons is a party adverse to the Company or has a material interest adverse to the Company. There are no legal proceedings known to the Company that are material to the evaluation of the ability or integrity of any of the Directors or executive officers.

Directors and Executive Officers

Normand Terroux: Director, President and Principle Accounting Officer

Mr. Terroux,63 is a citizen and resident of Montreal, Quebec, Canada and is a graduate of the University of Montreal with a degree in Law. He has extensive experience consulting for different unions and associations of the labor movement and has many years of commercial/business experience. He also assisted in the formation of Supreme Amusement Inc a Canadian video lottery and gaming terminal.

Resignation of Antonio Treminio

In a letter dated September 26, 2010, Antonio Treminio tendered his resignation as a director and officer of the Company. Upon acceptance, Mr. Treminio’s offices were assumed by the recently appointed director, Normand Terroux.

A copy of the resignation of  Mr. Treminio is attached to this filing as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

Exhibit 99.1

Resignation letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1 , 2010.

BLACKBIRD PETROLEUM CORPORATION

/s/ Normand Terroux

     Normand Terroux, President